THE WALL STREET FUND, INC.
                       Supplement dated October 3, 2000 to
                          Prospectus dated May 1, 2000



Under the section FEES & EXPENSES on page 6, the portion of the table ANNUAL FUND OPERATING EXPENSES is replaced with the following:

           Management Fees..............................................0.50%*
           Distribution  (12b-1) Fees................................... NONE
           Other Expenses...............................................1.30%*
              Total Annual Operating Expenses...........................1.80%*

* At their September 14, 2000 meeting, the Board of Directors approved a reduction in the Investment Advisory Fees from 0.75% to 0.50%, and adopted a shareholder servicing plan under which up to 0.25% of the Fund's average daily net assets, on an annualized basis, can be used to provide certain shareholder services.

Under MANAGEMENT OF THE FUND on page 11, the third paragraph is hereby replaced with the following:

As compensation for all the foregoing services, the Fund pays the Adviser a fee at the annual rate of 1/2 of one percent (0.50%) of the Fund's average daily net assets. The advisory fee paid for 1999 as a percentage of average net assets was 0.75%.

The following paragraph should be included after the third paragraph under MANAGEMENT OF THE FUND on page 11:

Effective October 1, 2000, the Fund entered into a shareholder servicing agreement (a "Servicing Agreement") with the Adviser pursuant to which the Adviser may compensate certain persons ("Shareholder Servicing Agents") who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.